Exhibit 99.1

Contact: Mitch Haws, ir@semtech.com

Semtech Corporation Announces Definitive Agreement on Sale of Cellular Module Business to Compal Electronics

Camarillo, Calif., Thur. Aug. 13, 2026 – Semtech Corporation (Nasdaq: SMTC), a leading provider of high-performance semiconductors powering AI data center networking, Internet of Things (“IoT”) and cellular connectivity and intelligent connected devices worldwide, today announced that it has entered into a definitive agreement to sell its cellular module business to Compal Electronics, Inc. (TWSE: 2324) for $62 million in cash, subject to customary adjustments. The transaction has been approved by both Semtech’s and Compal’s Board of Directors.

Under the terms of the agreement, Compal will acquire substantially all of the assets and operations comprising Semtech’s cellular module business, including its associated intellectual property, customer relationships, and personnel.

“This divestiture sharpens our focus on the product portfolio where we have the strongest conviction in growth and industry leadership: data center and LoRa connectivity,” said Hong Hou, president and chief executive officer. “It reflects the broader discipline we have been applying across the portfolio, concentrating our resources and our technology leadership where we believe we can create the most value over time.”

Transaction Details

The transaction is expected to close during the fourth quarter of Semtech’s 2027 fiscal year, subject to the satisfaction or waiver of customary closing conditions, including but not limited to receipt of certain regulatory approvals.

Semtech Advisors

UBS Investment Bank served as financial advisor and O’Melveny & Myers LLP served as legal counsel in connection with the transaction.

About Semtech

Semtech Corporation (Nasdaq: SMTC) is a leading provider of high-performance semiconductors powering AI data center networking, IoT connectivity and intelligent connected devices worldwide. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or X.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries. All other trademarks, service marks and trade names mentioned in this press release are the property of their respective owners.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to Semtech’s future financial performance, including statements regarding the anticipated benefits of the proposed transaction, the expected timing of the closing of the transaction, and Semtech’s strategic direction following the closing, which reflect the current analysis of existing information. Statements containing words such as “believe,” “will,” “expect,” “see,” or “positioned,” or other similar expressions constitute forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause Semtech’s actual results, performance, and achievements to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the failure to satisfy the closing conditions contemplated by the definitive agreement; the failure to obtain required regulatory approvals in a timely manner or otherwise (and the risk that such approvals may result in the imposition of conditions that could adversely affect the proposed transaction); unexpected delays in completing the transaction; the focus of management’s time and attention on the transaction and other potential disruptions arising from the transaction; the impact of adverse changes to general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and the impact of tariffs or retaliatory tariffs; adverse reactions from customers or stockholders; and the other factors and risks set forth in Semtech’s filings with the U.S. Securities and Exchange Commission, including (i) the “Risk Factors” section of Semtech’s Annual Report on Form 10-K for the fiscal year ended January 25, 2026 and (ii) subsequent Quarterly Reports on Form 10-Q. The forward-looking statements and information contained herein speak only as of the date of this release. Semtech undertakes no obligation to update any forward-looking statements or information to reflect events or circumstances after the date of this press release, except as required by applicable law.

Investor Relations Contact:

Mitch Haws

SVP, Investor Relations

Semtech Corporation

ir@semtech.com

SMTC-P

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